Statement of Cash Flows	3 Months Ended
Nov. 30, 2013
Supplemental Cash Flow Elements [Abstract]
Statement of Cash Flows

NOTE 15 – STATEMENT OF CASH FLOWS

For the three months ended November 30, 2013, these supplemental non-cash investing and financing activities are summarized as follows:

Amount

On September 11, 2013, the Company issued 1,500,000 warrants to an affiliated party for additional compensation related to an operating capital investment. The value of these warrants was expensed as interest and finance charges.	$ 15,656

On September 11, 2013, the Company issued 1,000,000 S-8 shares of common stock in payment for a investor relations consulting contract.	11,500

On October 2, 2013, the Company issued a $25,000 convertible promissory note to a non-related party. We recorded a beneficial conversion feature the in amount of $25,000 related to that transaction.	25,000

On October 3, 2013, the Company recorded a loss on conversion of a convertible promissory note in the amount of $15,620.	15,620

On November 5, 2013 and November 8, 2013, the Company issued a total of 3,000,000 warrants to a non-related party as additional compensation for an operating capital investment.	57,703

Total non-cash transactions from investing and financing activities.	$ 125,479

For the year ended November 30, 2012, these supplemental non-cash investing and financing activities are summarized as follows:

Amount

On October 31, 2012, the Company entered into a note payable agreement to finance $10,404 of directors and officer’s insurance premiums. The note bears interest at a rate of 9.27% per annum and was due in ten monthly installments of $1,085, including principal and interest, beginning on November 30, 2012.	$ 10,404

Total non-cash transactions from investing and financing activities.	$ 10,404